Supplement dated August 22, 2014
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Asset Allocation Fund	5/1/2014
The descriptions of the investment objectives and principal investment strategies of the following underlying funds are hereby deleted and replaced in their entirety with the following descriptions:
Columbia Global Bond Fund
The Fund seeks to provide shareholders with high total return through income and growth of capital.
Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in debt obligations of issuers located in at least three different countries (which may include the U.S.). Debt obligations include debt securities and instruments, including money market instruments, either issued or guaranteed as to principal and interest by (i) the U.S. Government, its agencies, authorities or instrumentalities, (ii) non-U.S. governments, their agencies, authorities or instrumentalities, or (iii) corporate or other non-governmental entities. The Fund may invest in debt securities and instruments across the credit quality spectrum and, at times, may invest significantly in below investment-grade fixed-income securities (commonly referred to as “high yield securities” or “junk bonds”) in seeking to achieve higher dividends and/or capital appreciation.
The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Under normal circumstances, the Fund generally invests at least 40% of its net assets in debt obligations of foreign governments, and companies that (a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.
In addition, in pursuing its objective, the Fund, employing both fundamental and quantitative analyses, may enter into various currency-, interest rate- and credit-related transactions involving derivatives instruments, including futures contracts (such as currency, bond, treasury, index and interest rate futures) and forward foreign currency contracts (forwards). The use of these derivatives instruments allows the Fund to obtain net long or net negative (short) exposure to selected currencies, interest rates, credit risks and duration risks. The Fund may use these derivatives as well as “to be announced” (TBA) mortgage-backed securities in an effort to leverage exposures and produce incremental earnings, for hedging purposes, to obtain increased or decreased exposures to various markets/sectors or to increase investment flexibility. Actual long and short exposures will vary over time based on factors such as market movements, assessments of market conditions, macroeconomic analysis and qualitative valuation analysis.
The investment manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Columbia International Bond Fund
The Fund seeks total return, consisting of current income and capital appreciation.
Under normal circumstances, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in fixed-income securities of foreign (non-U.S.) issuers. Generally, the Fund seeks to achieve its investment objective by investing in debt securities of issuers in at least three foreign countries, including foreign governments, quasi-governments, provincials, agencies, instrumentalities, supranationals and corporate entities.
The Fund is not limited as to any particular countries in which it may invest. The Fund will invest in the securities of issuers in developed countries and the securities of issuers in emerging or developing countries. Securities may be denominated in foreign (non-U.S. dollar) currencies, baskets of foreign currencies or the U.S. dollar.
The Fund does not have a duration target. The Fund’s dollar-weighted average maturity and duration will vary, based on the forecast for interest rates, in various countries.
C-1471-14 A (8/14)

Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in investment-grade government or corporate debt obligations, including money market instruments, of issuers located in at least three foreign countries. Although the Fund emphasizes high- and medium-quality debt securities, it may assume increased credit risk in seeking to achieve higher dividends and/or capital appreciation by investing in below investment-grade fixed-income securities (commonly referred to as “high yield securities” or “junk bonds”).
The Fund may invest in derivatives, including futures (including index and currency futures), forwards, options and swap contracts in an effort to produce incremental earnings, to hedge existing positions (including attempting to hedge the effects of currency value fluctuations on the Fund’s investments), to increase market or credit exposure, to increase investment flexibility (including using the derivative as a substitute for the purchase or sale of an underlying security, currency or other instrument).
The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Columbia Multi-Advisor International Equity Fund
The Fund seeks long-term capital growth.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including common stock, preferred stock, and depositary receipts) of established companies located in at least three countries other than the United States, including emerging market countries. The Fund invests in companies that are believed to have the potential for growth or to be undervalued.
The Fund may also invest in derivatives, including futures and forward foreign currency contracts, in an effort to enhance returns, to hedge existing positions, to manage the Fund’s currency and overall risk exposure, to increase market or other exposure, and/or to increase investment flexibility (including using the derivative as a substitute for a position in an underlying security, currency, asset, or other instrument or reference). Derivatives may be used by the Fund to obtain net long and/or net negative (short) exposure to a security, currency, asset, or other instrument or reference.
The Fund may invest in companies involved in initial public offerings, tender offers, mergers and other corporate restructuring. Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager for the Fund and will attempt to achieve the Fund’s objective by managing a portion of the Fund’s assets (the Columbia Management sleeve) and selecting one or more subadvisers to manage other sleeves independently of each other and Columbia Management. A portion of the Fund’s assets is subadvised by Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager. The subadviser and Columbia Management each uses its own methodology for selecting investments.
Each sleeve manager’s investment strategy may involve the frequent trading of portfolio securities, which may increase brokerage and other transaction costs and have adverse tax consequences.
Columbia Small Cap Core Fund
The Fund seeks long-term capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in stocks of companies that have market capitalizations, at the time of purchase, in the range of companies in the Russell 2000 Index (the Index). The market capitalization range of the companies included within the Index was $38 million to $5.37 billion as of November 30, 2013. The market capitalization range and composition of the companies in the Index are subject to change. The Fund generally invests in common stocks of companies believed to be undervalued. The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the industrials sector.
The Fund may invest up to 20% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts.
Columbia Small/Mid Cap Value Fund (formerly Columbia Mid Cap Value Opportunity Fund)
The Fund seeks to provide shareholders with long-term growth of capital.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of small- and medium-sized companies. These equity securities generally include common stocks and may also include real estate investment trusts. Small- and medium-sized companies are those whose market capitalizations at the time of purchase fall within the market capitalization range of the Russell 2500 Value Index (the Index) (between $18 million and $11.4 billion as of March 31, 2014). The market capitalization range and composition of the companies in the Index are subject to change. The Fund may also invest up to 20% of its net assets in equity securities of companies that have market capitalizations outside the range of the Index.

C-1471-14 A (8/14)

The Fund may invest up to 25% of its net assets in foreign investments. Foreign investments include depositary receipts. The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the financial services sector.
The rest of the section remains the same.
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C-1471-14 A (8/14)